Bondholder Presentation Related to the
Acquisition of Metaldyne
October 17, 2006

Cautionary Statement Concerning
Forward-Looking Information

This presentation contains forward-looking statements, as that term is defined by the federal securities law, about Metaldyne's financial condition, results of operations and business and the merger. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with Metaldyne’s outlook concerning future results. When used in this presentation, the words "will", "believe", "anticipate", "intend", "estimate", "expect", "plan", "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. Metaldyne cautions readers not to place undue reliance on the statements, which speak only as of the date hereof. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report include general economic conditions in the markets in which Metaldyne operates and industry-based factors such as: declines in North American automobile and light truck builds, industry cyclicality, reductions in outsourcing by Metaldyne's automotive customers, increases in Metaldyne's raw material and energy costs, labor costs and strikes at Metaldyne's major direct and indirect customers and at Metaldyne's facilities, dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from Metaldyne's customers, technological developments that could competitively disadvantage Metaldyne, and risks associated with conducting business in foreign countries. In addition, factors more specific to Metaldyne could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report such as risks related to the merger, including the failure to complete the merger, whether due to a failure to complete the related financings, the note tender offer, the consent solicitations or otherwise; receipt of regulatory and other third party consents and approvals for the merger without unexpected delays or conditions; timely consummation of and implementation and execution of the merger plans; Metaldyne's substantial leverage, limitations imposed by Metaldyne's debt instruments, the adequacy of Metaldyne's liquidity to meet Metaldyne's capital expenditures and other cash requirements, Metaldyne's ability to identify attractive and other strategic opportunities; dependence on key personnel and relationships; Metaldyne's ability to retain customers; labor stoppages affecting Metaldyne's direct and indirect customers; whether customer outsourcing trends will be favorable; risks related to international sales; risks of product liability and warranty claims; risks related to environmental matters; risks related to control by Metaldyne's principal stockholder; and Metaldyne's ability to realize upon cost-saving opportunities and to integrate acquisitions and achieve the intended benefits. Metaldyne does not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Metaldyne discloses important factors that could cause Metaldyne's actual results to differ materially from Metaldyne's expectations under Item 1A ‘‘Risk Factors’’ in Metaldyne's annual report on Form 10-K for the fiscal year ended January 1, 2006 and under Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations in Metaldyne's quarterly report on Form 10-Q for the quarter ended July 2, 2006. These cautionary statements qualify all forward-looking statements attributable to Metaldyne or persons acting on Metaldyne's behalf. When Metaldyne indicates that an event, condition or circumstance could or would have an adverse effect on Metaldyne, Metaldyne means to include effects upon Metaldyne's business, financial and other conditions, results of operations and ability to make payments on Metaldyne's outstanding debt.

Agenda
■
Metaldyne Historic Overview
■
Proposed Transaction Overview for Noteholders

Metaldyne Historic Overview

Note: Assumed FX rate: 1 JPY = 0.008832 USD
(1)Please see Appendix for reconciliation of Bank EBITDA to Adjusted EBITDA
(2)Represents figures for the fiscal year ended March 31, 2006, pro forma for the acquisition of Techno-Metal in March 2006
Transaction Background
■
On August 31, 2006, Metaldyne Corporation ("Metaldyne" or "the
Company") agreed to be acquired by Asahi Tec Corporation ("Asahi
Tec") for approximately $1.2 billion (including Metaldyne's debt)
■
Metaldyne is a leading U.S. automotive OEM supplier of engineered metal products, primarily for powertrain and chassis applications, with 6/30/06 LTM revenue of $1,901 million and Bank EBITDA (as defined in Metaldyne's credit agreement) of $202 million(1)
–
Metaldyne is owned by Heartland Industrial Partners (50%), CSFB Private Equity
Funds (22%) and other shareholders
■
Asahi Tec Corp is a leading Japanese automotive OEM supplier, manufacturing aluminum and ductile iron parts with FY2006 revenue of $794 million and PF EBITDA of $58 million(2)
–
Asahi Tec is publicly traded on the Tokyo Stock Exchange, but is currently controlled by RHJ International (“RHJI”)
■
The financing of the deal will be structured such that Asahi Tec and
Metaldyne will not guarantee each other’s debt and will not be subject to restrictions on each other’s debt

Post-Transaction Announcement Developments
■
Big 3 announced production cuts for 4Q of:  21% (Ford), 12%
(GM) and 6% (DCX)
■
Following August and September sales announcements, Big 3
market share continues to drop
■
Metaldyne filed 8-K advising investors they should not rely on prior 3rd cutbacks at the Big 3
■
8-K also indicates that Metaldyne and Asahi Tec are in
discussions concerning whether, in light of financial market and industry conditions, the tender offer for the senior subordinated notes contemplated by the merger agreement should be
pursued on the previously contemplated basis or at all in
connection with the merger

Expected Transaction Benefits to Metaldyne
■
Immediate investment of new equity reduces the risk profile at the time of automotive sector uncertainty
■
Creates meaningful net debt de-leveraging
■
Asahi Tec’s access to public equity market may provide
additional opportunities for further equity capital contributions
■
As a subsidiary of Asahi Tec, Metaldyne will have
–
Improved capital structure
–
Increased access to Asian OEM customers
–
Enhanced linkages with engineering and technical expertise in Asia
–
Greater potential for lower cost sourcing

Historical Financial Performance			
	2004	2006	6/30/08 LTM
Revenues	$1,886.2	$1,336.8	$1,800.3
% growth		11.3%	N/A
Gross profit	188.1	181.3	146.2
% margin	9.9%	8.8%	7.8%
Adj. EBITDA[(1)]	146.6	181.4	164.2
% margin	8.8%	8.8%	8.1%
Operating Profit	31.6	47.8	30.2
% margin	1.9%	2.5%	1.8%
Cap Ex	140.3	111.7	104.8
% of sales	8.3%	5.9%	5.5%

12%
11%

Other
55%
DCI
26%
12%
GM
7%

ASAHI TEC

($ in millions, FYE December 31)
Product Overview
Customer Overview
Powertrain
47%
Chassis
53%
(1)Adj. EBITDA from 10-K and 10-Q, please see Appendix for reconciliation of Adj EBITDA to Net Income. Bank
EBITDA (as defined in credit agreement) for 2005 and LTM 6/30/06 was $215.4 and $201.9, respectively.
Decline in LTM Bank EBITDA primarily reflects sale of NA Forging and roll off of one time, non-cash FAS 106 curtailment benefits
Metaldyne Company Snapshot

Market share (%)
75%
60%
45%
30%
15%
0%
1990
1994
1998
2002
YTD-06
Big 3 Car
Japanese Car
European Car

Market share (%)
35%
28%
21%
14%
7%
0%
1996
1998
2000
2002
2004
YTD-06
Ford
DCX
GM

Market share (%)
100%
80%
60%
40%
20%
0%
1990
1994
1998
2002
YTD-06
Big 3 truck
Foreign OE truck

Market share (%)
35%
31%
27%
23%
19%
15%
1996
1998
2000
2002
2004
YTD-06
Ford
DCX
GM

ASAHI TEC

N.A. light car market share(1)
N.A. light truck (class 1 – 3) market share(1)
U.S. Big 3 light truck (class 1 – 3) market share
U.S. Big 3 light car market share
67.2%
27.8%
5.0%
32.7%
21.6%
9.8%
47.6%
41.9%
10.5%
21.0%
14.5%
6.5%
83.5%
16.5%
67.7%
32.3%
31.4%
29.0%
23.4%
28.3%
20.5%
18.6%
Source:  Ward’s AutoInfoBank
(1)Year to date for August 2006
Light Vehicle Market Share Overview

6/30/2006	Ratings
Existing Metaldyne revolver	35.0	
Existing Metaldyne A/R securitization	66.5	
Existing Metaldyne term loan	374.7	
Existing Metaldyne IRB	27.3	
Total Secured Debt	**$503.5**	B2/ B
Existing Metaldyne 10% Senior Notes	150.0	Caa2/ CCC+
Total Senior Debt	**$653.5**	
Existing Metaldyne 11% Sr. Subs	250.0	Caa3/ CCC+
Existing Metaldyne 10% Sr. Subs	31.7	Caa3/ CCC+
Total Debt	**$935.2**	

ASAHI TEC

Note: Corporate credit ratings are Caa1 / B
($ in millions)
Metaldyne Existing Debt Structure

Proposed Transaction Overview for
Metaldyne Noteholders

Transaction Rationale For Asahi Tec
■
Access to Metaldyne's value-added engineering, design and
manufacturing capabilities, such as high-tolerance
machining
■
Stronger product portfolio with Metaldyne's powder metal
and vibration control products
■
Expanded global reach with presence in North America,
Europe, China, and Korea and growing business in India
and Brazil
■
Better positioned to respond flexibly to customer needs for
higher value-added products globally, and for product
modularization locally
■
Joint purchasing
■
Access to strong Metaldyne management

Transaction Structure Alternatives
■
Merger documentation contemplates a tender offer for Metaldyne’s senior subordinated notes
–
The anticipated tender price reflected trading levels for the senior subordinated notes during the pre-announcement period
■
Two developments have occurred in the markets since the
announcement
–
Significant increases in Metaldyne bond prices
–
Heightened concerns in bank syndication markets relative to the automotive sector
■
Metaldyne and Asahi Tec are considering whether, in light of financial market and industry conditions, the tender offer for the senior subordinated notes should be pursued on the previously contemplated basis or at all in connection with the merger
–
No decisions have yet been reached
■
One alternative under consideration — which would require modified transaction documents — is to seek consents from Metaldyne senior and senior subordinated noteholders without making any tender offer
–
It is possible that no agreement for modification of terms may be reached
■
To facilitate bank syndication and transaction completion, funds intended for tender would instead reduce senior secured bank commitments

Sources of funds		Uses of funds	
Cash Sources		**Cash Uses**	
New Term Loan Facility	$403.5	Cash Purchase of Metaldyne Equity[1]	$215.7
New Revolving Facility	0.0	Refinancing of Existing Senior Credit Facilities	429.1
Aozora Bridge Loan	212.6	Repayment of A/R Securitization Facility	66.5
New Cash Equity Investment	150.0[2]	Payment of Estimated Fees and Expenses[3]	54.8
Total Sources	**$766.1**	**Total Uses**	**$766.1**

ASAHI TEC

(1)
Approximately 98% of this amount is required to be immediately reinvested in new equity securities of Asahi Tec, and the proceeds from this reinvestment will immediately thereafter repay the Aozora Bridge Loan
(2)
In the context of the existing transaction documents, RHJI has committed to invest $150 - $175 million of equity
(3)     Assumes 2%  consent fees
Illustrative Sources and Uses

6/30/2006	Adjustments[1]	Pro forma
Existing Metaldyne revolver	35.0	(35.0)	–
Existing Metaldyne A/R securitization	66.5	(66.5)	–
Existing Metaldyne term loan	374.7	(374.7)	–
New Metaldyne ABL[2]	–	–	–
New Metaldyne term loan[3]	–	403.5	403.5
Existing Metaldyne IRB	27.3	(19.4)	7.9
Total Secured Debt	**$503.5**	**$(92.1)**	**$411.4**
Existing Metaldyne 10% Senior Notes	150.0	–	150.0
Total Senior Debt	**$653.5**	**$(92.1)**	**$561.4**
Existing Metaldyne 11% Sr. Subs	250.0	–	250.0
Existing Metaldyne 10% Sr. Subs (DCX)	31.7	–	31.7
Total Subordinated Debt	**281.7**	**–**	**281.7**
Total Debt	**$935.2**	**$(92.1)**	**$843.1**

ASAHI TEC

(1)
Contemplates $150 million equity investment. In the context of the existing transaction documents, RHJI has committed to invest $150 - $175 million of equity
(2)
Total commitment of $200 million
(3)
Assumes 2% consent fees
($ in millions)
Pro forma capital structure – Metaldyne
Illustrative Pro Forma Debt Capitalization

Covenant	Description
Change of Control Offer	Permit one-time waiver of change of control put at 101%
Merger Covenant	Permit one-time waiver of prohibition on merger unless entity can incur an additional $1 of debt under debt test
Restricted Payments Covenant	Permit payments in connection with the merger, related transactions and the distribution of TriMas Corporation common stock to shareholders
Reporting	Remove obligation to file reports with SEC but retain obligation to provide such report to holders
Limitation on Indebtedness Covenant	Permit the indebtedness under the new credit facilities
Transactions with Affiliates	Permit the merger and related transactions

Notes:

1. None of the transaction-related equity infusion or payments will favorable or negatively impact the restricted payments calculations and baskets
2. This presentation contains only the principal changes being proposed

ASAHI TEC

Consent Solicitation – Principal Changes

(1)
In the context of the existing transaction documents, RHJI has committed to invest $150 - $175 million of equity
Executive Summary
■
Transaction has equity and secured debt commitments
–
Ripplewood and co-investors are committing fresh equity(1) to reduce leverage and cut interest expense at Metaldyne
–
Banks are providing new underwritten senior secured debt in the capital structure
■
Bonds are understood to be trading at higher levels
post-announcement, despite overall auto sector being lower
■
The combination provides new cross-border opportunities for
Metaldyne
■
No recent M&A activity in the auto sector

Appendix

Q3 2005	Q4 2005	Q1 2006	Q2 2006	LTM EBITDA
Net loss…………………………………………………	$ (15.2)	$ (74.5)	$ (35.3)	$ (16.5)	$ (141.5)
Add: Equity loss of affiliates………………………………	-	12.7	-	-	12.7
Income tax expense………………………………………	(9.8)	(1.1)	5.0	5.5	(0.4)
Loss from discontinued operations, net of tax………………	-	-	0.5	-	0.5
Loss on discontinued operations, net of tax………………	-	-	6.8	-	6.8
Costs associated with sale of North American Forging………	-	4.1	-	-	4.1
Interest charges…………………………………………	22.6	23.0	24.0	24.2	93.8
Depreciation and amortization (inc. amortization of loss on s	35.7	39.8	37.9	30.6	144.0
Foreign currency translation loss……………………………	-	-	1.3	0.3	1.6
Cumulative effect of change in accounting principle - FIN 47..	-	3.3	-	-	3.3
Amortization of other non-cash items…………………………	0.4	0.4	0.4	0.4	1.6
Preferred stock dividends and accretion………………………	5.8	5.9	6.5	9.1	27.3
Loss on abandonment of fixed assets…………………………	2.0	15.1	5.6	2.2	24.9
Loss on idle leased assets…………………………………	-	6.7	-	-	6.7
Losses incurred in connection with sale of A/R………………	1.8	2.3	1.7	1.7	7.5
Heartland monitoring fee……………………………………	1.0	1.0	1.0	1.0	4.0
Equiserve adjustment………………………………………	-	1.1	-	-	1.1
Severance/Equipment Transfer Costs…………………………	0.2	2.6	0.5	-	3.3
Subtotal EBITDA…………………………………………	$ 44.5	$ 42.4	$ 55.9	$ 58.6	$ 201.3
Additional Adjustments					
Less: North American Forging divesture………………………	-	-	-	-	7.8
Plus: Annual benefit from operating leases repurchased………	-	-	-	-	(7.3)
Bank EBITDA………………………………………………	$ 44.5	$ 42.4	$ 55.9	$ 58.6	$ 201.9

ASAHI TEC

($ in Millions)
Net Loss to Bank EBITDA Bridge

Q2 2006 LTM	2005	2004
Net loss……………………………………………………………………	$ (310.3)	$ (261.9)	$ (28.0)
Income tax (benefit) expense…………………………………………	33.1	22.8	(35.6)
(Income) loss from discontinued operations, net of tax……………	7.6	8.3	2.4
Loss on discontinued operations, net of tax………………………	147.4	140.5	-
Cumulative effect of change in accounting principle, net of tax…….	3.3	3.3	-
Interest expense………………………………………………………	93.5	89.7	81.8
Depreciation and amortization in operating profit…………………	125.4	112.2	104.8
Non-cash stock award expense………………………………………	-	-	0.6
Preferred stock dividends and accretion……………………………	27.3	22.7	19.9
Gain on maturity of interest rate arrangements……………………	-	-	(6.6)
Loss on disposition of manufacturing facilities……………………	-	-	7.6
Gain on disposition of TriMas and Saturn investments	-	-	(8.0)
Equity (gain) loss from affiliates, net………………………………	10.9	11.0	(1.5)
Certain items within other, net………………………………………	16.0	12.8	8.0
Adjusted EBITDA……………………………………………………	$ 154.2	$ 161.4	$ 145.5

ASAHI TEC

($ in Millions)
Net Loss to Adjusted EBITDA Bridge